TO COME
                                                                    Exhibit 10.1


Date:                              17 July 2000

To:                                Trimeris, Inc. ("Party B")

Attention:                         Robert Bonczek

From:                              _________________ ("Party A")

Re:                                Equity Option Confirmation
                                   Reference Number:
--------------------------------------------------------------------------------

The purpose of this communication is to confirm the terms and conditions of the capped call option (the "Transaction") entered into between us on the Trade Date specified below. This communication constitutes a "Confirmation" as referred to in the Master Agreement specified below.

The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form"), with such modifications as you and we will in good faith agree. Until such time as we execute and deliver the ISDA Form, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation"), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule) on the Trade Date of the first such Transaction between us. In the event of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for the purpose of this Transaction. Upon the execution by you and us of an agreement in the form of the ISDA Form, this Confirmation will supplement, form a part of, and be subject to that agreement. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below.

The terms of the Transaction to which this Confirmation relates are as follows:

Trade Date:

Option Style:                      European

Option Type:                       Capped Call

Seller:

Buyer:

Shares:                            Common stock of Trimeris Inc.  (Symbol: TRMS)

Number of Options:

Option Entitlement:

Strike Price:

Cap Price:

Premium:

Premium
Payment Date:                      Not applicable (the Premium with respect to
                                   this Transaction shall be netted against the
                                   premium with respect to transaction reference
                                   1310668)

Exchange:                          Nasdaq National Market

Related Exchange(s):               Any exchange or quotation system on which the
                                   Shares or options or futures on the Shares are listed or quoted.

Clearance System:                  The Depository Trust Company

Calculation Agent:                 Party A


Procedure for Exercise

Expiration Time:                   At the 4:00p.m. close of trading on the
                                   Exchange; without regard to any extended or after hours trading.

Expiration Date:

Automatic Exercise:                Applicable

Seller's Contact
Details for Notice:

Reference Price:                   The last reported sale price of a Share on
                                   the Exchange at the Expiration Time on the Expiration Date.

Settlement Terms

Settlement:                        The Transaction shall be Physically Settled,
                                   provided, however, that Party B may elect that Cash Settlement or Net Share Settlement be applicable to the Transaction by giving notice to Party A of such election on a day
                                   (the "Election Date") no later than (in the case of Cash Settlement) five Exchange
                                   Business Days, or (in the case of Net Share
                                   Settlement) twenty Exchange Business Days, before the Expiration Date.


Physical Settlement:               If the Transaction is to be physically
                                   settled, on the Settlement Date the Seller shall deliver to the Buyer the number of Shares equal to the number of Options exercised against payment by the Buyer to the Seller of an amount equal to the product of
                                   (a) the Strike Price, adjusted as hereinafter provided, multiplied by (b) the number of Options exercised. If the Closing Value exceeds the Cap Price, the Strike Price shall be increased by the amount by which the Closing Value exceeds the Cap Price; if the Closing Value is equal to or less than the Cap Price, no adjustment will be made to the Strike Price. Such payment and such delivery will be made through the Clearance System at the accounts specified below, on a delivery versus payment basis.

Cash Settlement:                   If the Transaction is to be cash settled, on
                                   the Settlement Date Party A shall pay
                                   to Party B the Cash Settlement Amount, if any. The "Cash Settlement Amount" shall be the greater of (a) zero and (b) an amount calculated by the Calculation Agent equal to
                                   (i) the number of Options exercised
                                   multiplied by (ii) the Price Differential.
                                   "Price Differential" means (x) if the
                                   Settlement Price exceeds the Cap Price, the result of subtracting the Strike Price from the Cap Price, and (y) if the Settlement
                                   Price is equal to or less than the Cap Price, the result of subtracting the Strike Price from the Settlement Price.

Net Share Settlement:              If Party B elects Net Share Settlement, the
                                   Seller shall deliver to the Buyer the number of whole Shares (the "Settlement Shares") equal to (i) the Cash Settlement Amount (if any) divided by (ii) the Closing Value, plus cash in lieu of any fractional Share. At any time following an election of Net Share
                                   Settlement by Party B (as the settlement method applicable to the exercise of the Transaction on the Expiration Date) but no later than five Exchange Business Days before the Expiration Date, Party B may elect Cash
                                   Settlement or Physical Settlement.

Condition Precedent:               It shall be a condition precedent
                                   to the obligation of Party A to make a
                                   payment or delivery to Party B in settlement of the Transaction that Party B shall have made any payment or delivery to Party A that is then due under the Related Transactions.

Net Settlement:                    If on any date amounts would otherwise be
                                   payable (i) in the same currency or in
                                   Shares, as the case may be, and (ii) in
                                   respect of this Transaction, or any Related
                                   Transaction by each party to the other, then, on such date, each party's obligation to make payment of such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

Related Transactions:              The call options issued by Party B to Party
                                   A, in respect of Shares and having the same
                                   Trade Date and Expiration Date as the
                                   Transaction.

Settlement Price:                  If Net Share Settlement or Cash Settlement is
                                   applicable, the Settlement Price shall be the price determined in accordance with Section
                                   4.4(b)(i) of the Equity Definitions.

Closing Value:                     The closing price of a Share on the Exchange
                                   Business Day immediately preceding the
                                   Settlement Date, as reported by the Exchange.

Settlement Date:                   If Physical Settlement is applicable,
                                   the Settlement Date shall be the date
                                   determined in accordance with Section 6.2 of the Equity Definitions. If Cash Settlement or
                                   Net Share Settlement is applicable, the
                                   Settlement Date shall be three Exchange
                                   Business Days after the Valuation Date.

Valuation for Cash Settlement
-----------------------------

Valuation Date:                    As defined in Section 4.2 of the Equity
                                   Definitions

Valuation Time:                    At the 4:00pm close of trading on the
                                   Exchange, without regard to any after-hours trading.

Relevant Price:                    The last reported sale price on the Exchange
                                   as of the Valuation Time on the Valuation
                                   Date

Averaging Dates:                   The Valuation Date and each of the four
                                   Exchange Business Days preceding the
                                   Valuation Date

Averaging Date
Market Disruption:                 Modified Postponement

Adjustment Events
-----------------

Method of
Adjustment:                        Calculation Agent Adjustment

Extraordinary Events
--------------------

Consequences of Merger Events:

(a)    Share-for-Share:            Cancellation and Payment

(b)    Share-for-Other:            Cancellation and Payment

(c)    Share-for-Combined:         Cancellation and Payment

Nationalization or Insolvency:     Cancellation and Payment


Miscellaneous
-------------

Conditions on Net
Share Settlement:                  If Party B elects Net Share Settlement
                                   pursuant to Settlement on Extraordinary Event or paragraph 5 of this Confirmation, the following conditions must be met: (i) Party B will enter into a Registration Rights
                                   Agreement with Party A in form and substance reasonably acceptable to Party A not later than the Election Date, which agreement will contain, among other things, the representations and warranties, indemnification and contribution provisions and the obligation of Party B to deliver customary opinions of counsel and accountant's comfort letters and officers' certificates, in each case, consistent with those that Party A would require in the case of a primary issuance of common stock, and obligations of Party A and Party B relating to the registration of the Settlement Shares and the Make-Whole Shares (the "Registered
                                   Shares"); (ii) the Shelf Registration (as hereinafter defined) shall have been declared effective by the Securities and Exchange
                                   Commission not less than five Exchange
                                   Business Days prior to the Expiration Date;
                                   and (iii) Party B shall maintain the
                                   effectiveness of the Shelf Registration and a prospectus covering the Registered Shares available for use by Party A until all Registered Shares have been sold by Party
                                   A."Shelf Registration" means a registration statement in form and substance reasonably acceptable to Party A for an offering to be made on a continuous basis pursuant to Rule
                                   415 under the Securities Act of 1933, as amended, registering Party A's resale in the manner or manners designated by Party A of all the Settlement Shares, plus any Make-whole Shares, in the manner(s) designated by Party A.

Make-Whole
Provision:                         If Party B delivers Settlement Shares to
                                   Party A pursuant to Net Share Settlement of the Transaction and within ten Exchange
                                   Business Days after the

                                   Settlement Date, Party A resells all or any portion of the Settlement Shares and the net proceeds received by Party A upon resale of such Shares exceed the Cash Settlement Amount (or if less than all of the Shares are resold, the applicable pro rata portion of the Cash Settlement Amount), Party A shall promptly refund in cash such difference to Party B. In the event that such net proceeds are less than the Cash Settlement Amount (or if less than all of the Settlement Shares are resold, the applicable pro rata portion of the Cash Settlement Amount), Party B shall pay in cash or additional Shares such difference (the "Make-whole Amount") to Party A promptly after receipt of notice thereof. In the event that Party B elects to pay the Make-whole Amount in additional Shares, the requirements set forth above with respect to payment of the Cash Settlement Amount in Shares, including Make-whole requirements, shall apply, such that Party A shall pay to Party B any such excess and Party B shall pay to Party A in cash or additional Make-whole Shares any additional Make-whole Amount. In calculating the net proceeds from the resale of any Settlement Shares there shall be deducted from such proceeds any amount equal to the customary underwriting discount or commission determined by the Calculation Agent multiplied by the total number of Shares sold pursuant to a Shelf Registration or (in the case of restricted Shares), the total number of Shares delivered by Party B to Party A pursuant to Net Share Settlement.

Title to Shares:                   If the Transaction is to be physically
                                   settled or net share settled, the party
                                   obligated to deliver Shares (if not the
                                   issuer of the Shares) represents, warrants and agrees that (a) it is the legal and beneficial owner of the Shares it is required to deliver; (b) it has the right to transfer those Shares; and (c) it will convey good title to the Shares it is required to deliver, free from all liens, charges, equities, rights of pre-emption or other security interests or encumbrances whatsoever.

                                   If the Transaction is Net-Share Settled,
                                   Party B represents to Party A that all
                                   Settlement Shares and Make-whole Shares
                                   delivered to Party A will, at the time of delivery, be duly authorized, validly issued and fully paid and non-assessable.

Transfer:                          Neither party may transfer any rights nor
                                   delegate any obligations in respect of the Transaction, in whole or in part, directly or indirectly, without the prior written consent of the non-transferring party.


Special Provisions
------------------

1.  Governing Law and Consent to Jurisdiction:

The Transaction will be governed by and construed in accordance with the laws of New York (without reference to choice of law doctrine). Solely as between the parties hereto, and relating solely to matters arising concerning this Transaction, each party irrevocably submits to the non-exclusive jurisdiction of the courts of the state of New York and the United States District Court located in the Borough of Manhattan in the City of New York, and waives any objection which it may have at any time to the laying of venue of any proceedings concerning this transaction brought in such court, waives any claim that such proceedings have been brought in an inconvenient forum and further waives the right to object that such court does not have jurisdiction over any party. Notwithstanding the foregoing, nothing in this Confirmation precludes either party from bringing proceedings in any other jurisdiction nor will the bringing of proceedings in any one or more jurisdictions preclude the brining of proceedings in another jurisdiction.

2.  Representations and Warranties:

Party A and Party B each hereby represents, warrants and agrees as follows: (i) it is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in

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
good standing; (ii) it has the corporate power to execute and deliver this Confirmation and to perform its obligations under this Confirmation and the Transaction evidenced hereby; (iii) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgement of any court or other agency of government binding upon it or any material contract binding on or affecting it or any of its assets; (iv) all governmental and other consents that are required to have been obtained by it with respect to this Confirmation and the Transaction evidenced hereby have been obtained and are in full force and effect and all material conditions of any such consents have been complied with; (v) its obligations under this Confirmation and the Transaction evidenced hereby constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)); (vi) it is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any relevant jurisdiction to make any deduction or withholding for or on account of any tax from any payment to be made by it to the other party under this Confirmation and the Transaction evidenced hereby; (vii) its payment obligations hereunder rank and will rank at all times at least pari passu in all respects with all of its other unsecured obligations (except for those which are preferred by operation of law); and (viii) it is entering into this Confirmation and the Transaction evidenced hereby as principal (and not as agent or in any other capacity, fiduciary or otherwise); and (ix) (a) it is an "accredited investor," as such term is defined in Regulation D promulgated under the Securities Act of 1933,
(b) it has had access to such information regarding the Transaction and the other party as it requested, (c) it has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of the Transaction and is able to bear the economic risk of its investment, including without limitation the risk of complete loss on the investment, and (d) it acquired its interest herein and in the Transaction evidenced hereby for its own account for investment and not with a view to, or in connection with, any distribution of such interests.

Representations and warranties set forth in section (ix) above will be correct and complied with in all respects at all times so long as the parties continue to have obligations and duties to each other hereunder as if repeated then, by reference to then existing circumstances.

3.       Elections and Modifications Under the ISDA Form
--------------------------------------------------------

For purposes of the Transaction evidenced by this Confirmation, Party A and Party B have made the following elections and modifications to the ISDA Form:

(a)      "Specified Entity" means in relation to Party A for the purpose of:

         Section 5(a)(v),                              Any Affiliate of Party A
         Section 5(a)(vi),                             NONE
         Section 5(a)(vii),                            NONE
         Section 5(b)(iv),                             NONE

         and in relation to Party B for the purpose of:

         Section 5(a)(v),                            Any Affiliate of  Party B
         Section 5(a)(vi),                           Any Affiliate of  Party B
         Section 5(a)(vii),                          Any Affiliate of  Party B
         Section 5(b)(iv),                           Any Affiliate of  Party B

(b) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form, as modified below, will apply to Party A and to Party B. Section 5(a)(vi) of ISDA Form is hereby amended by the addition of the following at the end thereof:

              "provided, however, that notwithstanding the foregoing, an Event of Default shall not occur under either (1) or (2) above if, as demonstrated to the reasonable satisfaction of the other party, (a) the event or condition referred to in (1) or the failure to pay referred to in (2) is a failure to pay caused by an error or omission of an administrative or operational nature; and
(b) funds were available to such party to enable it to make the relevant payment when due; and (c) such relevant payment is made within three Business Days following receipt of written notice from an interested party of such failure to pay."

         "Specified Indebtedness" means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) for the payment or repayment of any money.

         "Threshold Amount" means, with respect to Party B or any Specified Entity USD10,000,000 or, if lower, the amount in US Dollars of debt which the failure of Party B to pay will constitute on default or event of default under Party B's principal credit agreement with banks or other lending institutions and, with respect to Party A, shall mean 2% of the shareholder's equity (howsoever described) of Party A as shown on the most recent annual audited financial statements of Party A.

 (c) "Payments on Early Termination". For the purpose of Section 6(e) of this
Agreement:

     (i)      Loss will apply.
     (ii)     The Second Method will apply.

4.     Settlement on Extraordinary Event:
       ---------------------------------

a. If payment is required of Party B pursuant to Section 9.3 or 9.7 of the Equity Definitions, Party B shall have the right, in its sole discretion, to elect (the "Extraordinary Transaction Election") to satisfy any such payment obligation by Net Share Settlement of this Transaction. Party B shall make any election to Net Share Settle the Transaction within two Exchange Business Days of the Announcement Date but in any event not less than twenty Exchange Business Days prior to the effective date of such Merger or Nationalization .

b. For purposes of any such Net Share Settlement : (i) the "Shares" to be registered and delivered to Party A shall be the Shares, (ii) the Cash Settlement Amount shall be the amount determined in accordance with Section 9.7 of the Equity Definitions, provided that, for the purposes of this Confirmation the second and third lines of Section 9.7(b) of the Equity Definitions are deleted and replaced with, "promptly by the parties after the Extraordinary Transaction Election, failing which it will be determined by the Calculation Agent and based on", (iii) the Settlement Date shall be the tenth Clearance System Business Day following the Announcement Date, but in any event not later than eight Exchange Business Days before the Merger Date or the date the Nationalization occurs (as applicable), and (iv) the entity surviving, resulting from, or acquiring Party B in connection with the Merger Event shall comply with all of the Conditions on Net Share Settlement set forth in this confirmation.

5.     Calculations and Payment on Early Termination:
       ---------------------------------------------

a. The obligations of Party B to make payments pursuant to Section 6(d) and (e) of the ISDA Form are modified as follows: Party B shall have the right to make any payment required pursuant to Section 6(e) of the ISDA Form following the occurrence of an Early Termination Date in respect of this Transaction and any other Transaction between the parties referenced to the Shares and to which this modification of the ISDA Form is expressly made applicable and to which Party B is required to make a payment pursuant to Section 6(d) or (e) of the ISDA Form ("Share Eligible Transactions") by electing to Net Share Settle the Share Eligible Transactions in accordance with the terms and conditions for Net Share Settlement herein and in any other Share Eligible Transaction. Party B shall elect to Net Share Settle the Share Eligible Transactions by giving notice to Party A of such election (i) if Party B is the Defaulting or Affected Party, within one Exchange Business Day after the notice fixing an Early Termination Date is received by Party B or (ii) if Party A is the Defaulting or Affected Party, in the notice fixing an Early Termination Date. If Party B elects Net Share Settlement:

         (i) The relevant parties shall determine pursuant to Section 6(e) of the ISDA Form the Loss applicable to Share Eligible Transactions and to Transactions that are not Share Eligible Transactions ("Other Transactions") (for the avoidance of doubt, Other Transactions includes Transactions referenced to the Shares in respect of which Party A has a payment obligation to Party B under Section 6(d) or (e) of the ISDA
                  Form) and the Cash Settlement Amount for purposes of Net Share Settlement of Share Eligible Transactions shall be the amount, if any, payable by Party B to Party A as the Loss in respect of Share Eligible Transactions. In consideration of the parties continuing obligations under this Transaction, Party A and Party B amend the ISDA Form as of the Trade Date as follows:

                  (A) Party A's obligation to make any payment pursuant to
                      Section 6(e) of the ISDA Form (the "Section 6(e) Payment") is subject to the precondition that all amounts payable and securities deliverable by Party B to Party A in connection with all Share Eligible Transactions have been received by Party A in full (the "Receipt"); and
                  (B) The time provided in the ISDA Form within which Party A must make the Section 6(e) Payment shall be extended until such Receipt.
                  The last sentence of the first paragraph of Section 6(e) of the ISDA Form shall not apply with respect to Share Eligible Transactions. Nothing in the immediately preceding sentence shall affect the obligations of the parties to pay the amount determined in accordance with Section 6(e) in respect of Other Transactions in cash in accordance with Section 6 of the ISDA Form.
         (ii) The Settlement Date for Net Share Settlement shall be the later of:
                  (A) the payment date determined pursuant to Section 6(d)(ii)
                      of the ISDA Form; and
                  (B) the earlier of (x) the second Exchange Business Day
                      following the date the Registration Statement is declared effective by the Securities and Exchange Commission ("SEC"); and (y) the date determined pursuant to subclause
                      (vi)(A)(4).
         (iii) If Party B is the Defaulting Party or the sole Affected Party, the Closing Value of the Shares shall be 75% of the amount determined under Closing Value.
         (iv) Party B shall comply with all of the Conditions on Net Share Settlement applicable to Share Eligible Transactions, except that the Registration Statement must be declared effective by the Securities and Exchange Commission ("SEC") not later than the close of business on the second Exchange Business Day following the notice fixing an Early Termination Date.
         (v) Interest from (and including) the relevant Early Termination Date to (but excluding) the Settlement Date shall accrue on, and be added to, the Cash Settlement Amount, in the Termination Currency, at the rate determined by the Calculation Agent in its absolute discretion. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.
         (vi) If the Registration Statement is not declared effective by the SEC within the time set out in paragraph 5(a)(iv) (or, where Party A has previously made the election set out in paragraph 5(a)(vi)(B), within the time designated pursuant to paragraph 5(a)(vi)(B)), Party A, in its absolute discretion, may elect to:
                  (A) receive the relevant number of Shares from Party B in
                      which case:
                            (1) the day on which Party A makes such an election to receive such Shares from Party B is the "Party A Election Date", and
                            (2) Party B shall withdraw any Registration Statement filed with the SEC in connection with the Shares, and
                            (3) Party B will enter into a Private Placement Purchase Agreement with Party A in form and substance acceptable to Party A no later than the next Exchange Business Day following the Party A Election Date, and
                            (4) Party B shall deliver to Party A such Shares on the Settlement Date which, for the purposes of this paragraph 5(a)(vi)(A)(4), shall be the third Exchange Business Day following the Party A Election Date, and
                            (5) in addition to any Make-whole Amount payable by Party B pursuant to the Make-Whole Provision herein, Party B shall deliver to Party A such additional Shares until Party A has realized actual net proceeds upon resale of such Shares equal to Party A's Loss. At its election, Party A may by a written notice to Party B retain a number of Shares delivered by Party B pursuant to this subclause (vi). If Party A so elects, Party A shall be deemed to have sold each such retained Share for an amount equal to the price per Share obtained by Party A in the last Share sold by Party A prior to sending written notice of its intention to retain Shares to Party B. In no event will Party A be obligated to exercise its right to retain Shares; or
                  (B) extend the period within which the Registration Statement is to be declared effective by the SEC for a further period specified in writing by Party A at the time of such extension.

Party B intends that this Transaction shall be accounted for as "permanent equity" within the meaning of and for the purposes of EITF 00-7. This section entitled Calculations and Payment on Early Termination shall be applicable only to the extent and only for as long as necessary for Party B to account for this Transaction as "permanent equity" within the meaning and for the purposes of EITF 00-7 or any successor financial statement guidance. In the event there is a change in interpretation of EITF 00-7 that would cause this Transaction not to be accounted for as "permanent equity" thereunder, the parties agree to use reasonable efforts to agree upon amendments to the Transaction acceptable to both parties to permit the Transaction to continue to be accounted for as "permanent equity."

Account Details
---------------

Party A:     Cash Payments for Physical Settlement
             -------------------------------------



             Cash Settlement Payments or USD Premium Payments
             ------------------------------------------------





             Delivery of Shares for Physical Settlement and Net Share Settlement
             -------------------------------------------------------------------



Party B:                           (please advise)


6.  Relationship Between Parties
    ----------------------------

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us at your earliest convenience.

Yours sincerely,


By: ______________________                  By: _____________________
Name:                                       Name:

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
Title:                                               Title:

Confirmed as of the ___ day
of ____________, ____


TRIMERIS INC..

By: ______________________
Name:
Title:

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